UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
____________________________

Ireland	001-31560	98-1597419
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

38/39 Fitzwilliam Square	D02 NX53
Dublin 2
Ireland
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (353) (1) 234-3136
N/A
(Former name or former address, if changed since last report)
____________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 9, 2022 (the “Effective Date”), the Board of Directors (the “Board”) of Seagate Technology Holdings plc (“Seagate”) appointed Robert (Bob) Bruggeworth to serve as a director of Seagate. Mr. Bruggeworth has also been appointed to serve on the audit and finance committee of the Board. Mr. Bruggeworth was appointed upon the recommendation of the nominating and corporate governance committee and has been determined by the Board to be an independent director under the listing rules of the Nasdaq Stock Market. Mr. Bruggeworth will serve until Seagate’s next annual general meeting of shareholders (the “AGM”) when he is expected to stand for election by a vote of Seagate’s shareholders.
Mr. Bruggeworth will participate in the non-employee director compensation arrangements generally applicable to all Seagate non-employee directors. Under the terms of those arrangements as currently in effect, he will receive, among other things: (i) an annual cash retainer of $100,000 for service on the Board, and (ii) an initial restricted share unit grant equal in number to $275,000 divided by the average closing share price for the quarter prior to the grant and rounded to the nearest whole share, provided, however, that the initial grant shall be prorated on the basis of the number of days between the Effective Date and the AGM. In addition, Mr. Bruggeworth will receive $15,000 per annum for service on the audit and finance committee.
In connection with the appointment, Seagate and Mr. Bruggeworth will enter into a deed of indemnity, the form of which was filed with the SEC on July 29, 2010, as Exhibit 10.1 to Seagate’s Current Report on Form 8-K dated July 27, 2010.
There are no arrangements or understandings pursuant to which Mr. Bruggeworth was selected as a director. Mr. Bruggeworth does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
A copy of Seagate’s press release announcing the appointment of Robert (Bob) Bruggeworth is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated November 9, 2022, of Seagate Technology Holdings plc entitled “Seagate Appoints Robert Bruggeworth to the Board of Directors”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Katherine E. Schuelke
	Name:	Katherine E. Schuelke
Date: November 9, 2022	Title:	Senior Vice President, Chief Legal Officer and Company Secretary